AMENDMENT NO. 12

TO THE

MASTER DISTRIBUTION AGREEMENT

This Amendment, dated as of July 27, 2016, amends the Master Distribution Agreement, made as of the 1st day of July, 2014 (the “Agreement”), is between each Delaware statutory trust set forth on Schedule A to the Agreement (each, a “Trust”), on behalf of itself and its series portfolios, severally, and Invesco Distributors, Inc., a Delaware corporation (the “Distributor”).

WHEREAS, the parties agree to amend the Agreement to change the name of Invesco Premium Income Fund to Invesco Multi-Asset Income Fund and Invesco Global Markets Strategy Fund to Invesco Macro Allocation Strategy Fund;

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

TO

MASTER DISTRIBUTION AGREEMENT

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco American Franchise Fund

Invesco California Tax-Free Income Trust

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund

Invesco Short Duration High Yield Municipal Fund

Invesco Small Cap Discovery Fund

Invesco Strategic Real Return Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Alternative Strategies Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Multi-Asset Inflation Fund

Invesco Moderate Allocation Fund

Invesco Small Cap Growth Fund

Invesco Quality Income Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Opportunities Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco Global Responsibility Equity Fund

Invesco International Companies Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco Select Opportunities Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Greater China Fund

Invesco Developing Markets Fund

Invesco Emerging Markets Flexible Bond Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund

Invesco International Total Return Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Macro Allocation Strategy Fund

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund

Invesco MLP Fund

Invesco Pacific Growth Fund

Invesco Select Companies Fund

Invesco Strategic Income Fund

Invesco Unconstrained Bond Fund

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Invesco Corporate Bond Fund

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco Short Duration Inflation Protected Fund

Invesco Government Money Market Fund1

Invesco Real Estate Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco American Value Fund

Invesco Comstock Fund

Invesco Dividend Income Fund

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Mid Cap Growth Fund

Invesco Small Cap Value Fund

Invesco Technology Fund

Invesco Technology Sector Fund

Invesco Value Opportunities Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Tax-Exempt Cash Fund

Invesco Limited Term Municipal Income Fund

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. High Yield Fund

[1]	Invesco Government Money Market Fund has two prospectuses, one for Class B, C, Cash Reserve and Investor Class Shares and one for Class AX, BX and CX Shares

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Government Money Market Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

Invesco Management Trust

Invesco Conservative Income Fund

Invesco Securities Trust

Invesco Balanced-Risk Aggressive Allocation Fund

Short-Term Investments Trust

Government & Agency Portfolio

Government TaxAdvantage Portfolio

Liquid Assets Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio”

IN WITNESS WHEREOF, the parties have caused the Agreement to be executed in duplicate on the day and year first above written.

Each Trust (listed on Schedule A) on behalf of the Shares of each Fund listed on Schedule A

By:	/s/ John M. Zerr
Name: John M. Zerr
Title: Senior Vice President

INVESCO DISTRIBUTORS, INC.

By:	/s/ Brian Thorp
Name: Brian Thorp
Title: Vice President

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